UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: BlackRock World Income Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock World Income Fund, Inc., 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

Item 1 – Report to Stockholders

December 31, 2010

Annual Report

BlackRock World Income Fund, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Dear Shareholder

Economic data fluctuated widely throughout 2010 as the global economy continued to emerge from the “Great Recession.” As the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement.

Debt and deflationary risks remained present throughout 2010, causing central banks worldwide to respond with unprecedented actions, most notably a second round of quantitative easing (informally known as “QE2”) from the US Federal Reserve Board (the “Fed”). Inflation remained a non-issue in the developed world, but continued to rear its ugly head in some emerging economies, most evidently in China. Global and US gross domestic product (“GDP”) growth both continued in a positive direction but remained subpar compared to most historical economic recoveries. In the United States, the corporate sector has been an important area of strength and consumer spending has shown improvement, although weakness in the housing and labor markets continues to burden the economy.

Stocks moved higher in the early months of 2010 on the continuation of the 2009 asset recovery story. The mid-year months saw a double-digit percentage correction on the back of the Greek sovereign debt crisis and a stalling in jobs growth, leading to fears of a double-dip recession. After touching a late summer low, equity markets rallied through year end as these concerns receded. The announcement of QE2 and extension of the Bush-era tax cuts further boosted equities as the year came to a close. Although the course was uneven and high volatility remained a constant for stocks, equity markets globally ended the year strong. Emerging markets outpaced the developed world in terms of economic growth and posted respectable gains for the year despite sovereign debt problems and heightening inflationary pressures. US stocks recorded double-digit percentage gains for the second consecutive year. Small cap stocks outperformed large caps as investors began to move into higher-risk assets.

In fixed income markets, yields trended lower over most of the year as investors continued to favor safer assets. That trend reversed abruptly in the fourth quarter when market fears abated and investors began seeking higher-risk assets, driving yields sharply upward through year end. However, yields were lower overall for the year and fixed income markets finished 2010 in positive territory. Although fixed income securities generally underperformed equities, high yield bonds only marginally trailed large cap stocks. Conversely, the tax-exempt municipal market was dealt an additional blow as it became apparent that an extension of the Build America Bond program was unlikely. In addition, the fourth quarter brought an increase in negative headlines regarding fiscal challenges faced by state and local governments, sparking additional volatility in the municipal market.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the year as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of December 31, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	23.27%	15.06%

US small cap equities (Russell 2000 Index)	29.38	26.85

International equities (MSCI Europe, Australasia, Far East Index)	24.18	7.75

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.08	0.13

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(1.33)	7.90

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	1.15	6.54

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(0.90)	2.38

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.04	14.94

          Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2010

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2010, the Fund underperformed its benchmark, the J.P. Morgan Global Government Bond Broad Index.

What factors influenced performance?

•

The Fund’s underweight duration positioning in the British pound and Japanese yen markets detracted from performance, as global government securities rallied over the period. In addition, our decision to hedge the risk on some of the Fund’s high yield exposure later in the year detracted from performance as the market continued to rally. The Fund’s yield curve positioning in the euro and US dollar markets detracted as well, most notably as global yield curves steepened in the fourth quarter. In currencies, the Fund’s underweight in the yen versus the US dollar detracted from performance.

•	The Fund uses swap contracts in a variety of ways for the purpose of efficiently managing the portfolio. For the period, the use of these contracts resulted in a negative impact on performance.

•

Overweights in emerging market debt, corporate credit and capital securities aided Fund performance, as they benefited from investors’ demands for higher yielding assets. Fund performance was also aided by an overweight in German bunds (government bonds) versus the government bonds of peripheral countries in the Eurozone, as spreads widened in the peripheral markets. Additionally, the Fund’s overall duration positioning in the Eurozone benefited performance, as did an underweight in the euro versus the US dollar.

Describe recent portfolio activity.

•

The Fund tactically traded duration, increasing an underweight in the United States as changes in valuations warranted a more defensive interest rate position. We also reduced a duration overweight in Germany, but at period end the Fund remains overweight in German bunds versus peripheral Eurozone sovereigns. In addition, we reduced the size of the Fund’s yield curve flattener trades, increasing exposure to the belly (intermediate area) of the US yield curve. This part of the curve stood to benefit from the Federal Reserve’s second round of quantitative easing (QE2). The Fund also continues to be overweight on the long end of the yield curves in both the United States and the Eurozone.

•	In emerging markets, we reduced Fund exposure to Venezuela and closed a long position in Brazil.

•	We also added exposure to short-dated high yield bonds, as well as event-driven high yield bonds that should benefit from ratings upgrades based on their creditworthiness.

•

Over the year, the Fund had a structural overweight to the US dollar. In the first half of the period, we sold the euro versus the US dollar, as volatility in the Eurozone picked up. In the second half of the period, the Fund remained underweight in the euro and sold the yen versus the US dollar.

Describe Fund positioning at period end.

•

Following a re-pricing of the global growth outlook, we believe bond yields will be range-bound. Overall, we are biased to reduce the Fund’s duration, and the Fund ended the period with an underweight US dollar duration position and an overweight euro duration position. We maintain the Fund’s overweight US dollar position based on our expectation of strengthening US economic data. Aside from a slow-growth outlook and Eurozone peripheral concerns, ongoing policy stimulus should continue to support risk assets, presenting opportunities for us to add exposure to those assets. At period end, the Fund remains long in emerging market debt, capital securities and high yield securities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including swaps, financial futures contracts, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests in a global portfolio of fixed income securities denominated in various currencies.

[3]	This unmanaged index measures the performance of leading government bond markets based on total return in US currency.

Performance Summary for the Period Ended December 31, 2010

			Average Annual Total Returns[4]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	2.01%	0.84%	4.24%	N/A	5.63%	N/A	7.57%	N/A
Investor A	1.65	0.71	4.00	(0.16)%	5.39	4.53%	7.32	6.88%
Investor B	1.24	0.46	3.47	(0.53)	4.84	4.51	6.78	6.78
Investor C	0.96	0.32	3.22	2.22	4.65	4.65	6.54	6.54
Investor C1	1.20	0.43	3.42	2.42	4.81	4.81	6.73	6.73
J.P. Morgan Global Government Bond Broad Index	—	6.28	5.62	N/A	7.11	N/A	7.19	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.) Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Investor C1 Shares are only available through dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance table on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service, distribution fees including 12b-1 fees and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2010 and held through December 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000.00	$1,008.40	$5.01	$1,000.00	$1,020.21	$5.04	0.99%
Investor A	$1,000.00	$1,007.10	$6.27	$1,000.00	$1,018.95	$6.31	1.24%
Investor B	$1,000.00	$1,004.60	$8.79	$1,000.00	$1,016.43	$8.84	1.74%
Investor C	$1,000.00	$1,003.20	$10.15	$1,000.00	$1,015.07	$10.21	2.01%
Investor C1	$1,000.00	$1,004.30	$9.09	$1,000.00	$1,016.13	$9.15	1.80%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	7

Portfolio Information

As of December 31, 2010

Portfolio Composition	Percent of Long-Term Investments

Foreign Agency Obligations	50%
Corporate Bonds	38
Asset-Backed Securities	5
Non-Agency Mortgage-Backed Securities	3
Taxable Municipal Bonds	2
Preferred Securities	2

Geographic Allocations	Percent of Long-Term Investments

United States	23%
United Kingdom	10
Germany	7
Japan	7
Italy	7
France	5
Ireland	4
Australia	4
South Korea	3
Netherlands	3
Spain	3
Russia	3
Europe	2
Sweden	2
Luxembourg	2
Colombia	2
Mexico	2
Other[1]	11

[1]	Other includes a 1% holding in each of the following countries: Venezuela, Argentina, Canada, Qatar, Brazil, Norway, South Africa, Belgium, Turkey, Switzerland and Kazakhstan.

8	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Schedule of Investments December 31, 2010	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

France — 0.2%
Auto ABS Compartiment, Series 2007-1, Class A, 1.15%, 2/25/19 (a)	EUR	295	$390,038

Ireland — 0.3%
Cars Alliance, Series 2007-1, Class A, 1.08%, 10/08/23 (a)		300	396,292

Italy — 0.2%
COMP, Series 2007-2, Class A, 1.17%, 10/25/20 (a)		261	345,000

Netherlands — 0.3%
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16		328	441,777

United Kingdom — 0.3%
Chester Asset Receivables Dealings No. 12 Plc, Series A, 6.00%, 3/15/13	GBP	310	483,859

United States — 3.0%
Bank of America Auto Trust, Series 2010-1A, Class A2, 0.75%, 6/15/12 (b)	USD	118	118,359
Capital One Auto Finance Trust, Series 2006-B, Class A4, 0.28%, 7/15/13 (a)		212	210,306
Capital One Multi-Asset Execution Trust, Series 4-3C, 6.63%, 4/19/17 (a)	GBP	300	483,288
Citibank Omni Master Trust (b):
Series 2009-A12, Class A12, 3.35%, 8/15/16	USD	297	303,683
Series 2009-A14A, Class A14, 3.01%, 8/15/18 (a)		250	261,751
DaimlerChrysler Auto Trust, Series 2007-A, Class A4, 5.28%, 3/08/13		554	566,938
Ford Credit Floorplan Master Owner Trust (a):
Series 2006-4, Class B, 0.81%, 6/15/13		849	840,068
Series 2009-2, Class A, 1.80%, 9/15/14		160	162,344
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.37%, 7/25/37 (a)		129	125,721
SLM Student Loan Trust, Series 2008-5 (a):
Class A2, 1.39%, 10/25/16		566	572,838
Class A3, 1.59%, 1/25/18		600	616,659
Class A4, 1.99%, 7/25/23		600	624,052

			4,886,007

Total Asset-Backed Securities — 4.3%			6,942,973

Common Stocks		Shares

Canada — 0.1%
Ainsworth Lumber Co. Ltd. (b)(c)		47,014	141,850

Total Common Stocks — 0.1%			141,850

Corporate Bonds		Par (000)	Value

Australia — 0.8%
Commonwealth Bank of Australia, 5.75%, 12/17/13	AUD	500	$507,073
Westpac Banking Corp., 4.20%, 2/27/15	USD	750	787,165

			1,294,238

Canada — 1.1%
Air Canada, 10.13%, 8/01/15 (b)	CAD	395	416,134
CDP Financial, Inc., 3.00%, 11/25/14 (b)	USD	1,300	1,321,458

			1,737,592

Cayman Islands — 0.3%
IPIC GMTN Ltd., 3.13%, 11/15/15 (b)		560	547,460

Denmark — 0.1%
TDC A/S, 6.50%, 4/19/12	EUR	105	146,627

Europe — 1.6%
European Investment Bank:
6.50%, 8/07/19	AUD	1,875	1,906,662
6.00%, 8/06/20		620	607,289

			2,513,951

France — 1.2%
BNP Paribas, 0.46%, 4/27/17 (a)	USD	1,000	963,191
Credit Agricole Covered Bonds, Series E, 3.50%, 7/21/14	EUR	250	345,538
Société Générale, 1.20%, 6/07/17 (a)		550	690,663

			1,999,392

Germany — 1.9%
Dexia Kommunalbank Deutschland AG, 1.63%, 10/21/13		600	791,202
Duesseldorfer Hypothekenbank AG, 1.00%, 8/04/11		740	988,507
Muenchener Rueckversicherungs AG, 6.75%, 6/21/23 (a)		650	905,516
UPC Germany GmbH, 8.13%, 12/01/17 (b)		250	353,704

			3,038,929

Ireland — 2.0%
DEPFA ACS Bank:
5.50%, 6/28/11 (b)	USD	200	203,149
4.20%, 11/30/12	CAD	250	245,717
Governor & Co. of the Bank of Ireland, 2.75%, 3/02/12 (b)	USD	1,000	922,062
Irish Life & Permanent Group Holdings Plc, 3.60%, 1/14/13 (b)		975	874,592
Smurfit Kappa Acquisitions, 7.25%, 11/15/17 (b)	EUR	300	416,928
Talisman Finance Plc, Series 7, Class A, 1.19%, 4/22/17 (a)		554	623,730

			3,286,178

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
BUBOR	Budapest InterBank Offered Rate
CAD	Canadian Dollar
CNY	Chinese Yuan Renminbi
DKK	Danish Krone
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
GO	General Obligation Bonds
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London InterBank Offered Rate
MXN	Mexican New Peso
NOK	Norwegian Krone
RB	Revenue Bonds
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Italy — 0.4%
Intesa Sanpaolo SpA, 5.75%, 5/28/18 (a)	EUR	450	$599,198

Kazakhstan — 0.5%
KazMunaiGaz Finance Sub BV, 7.00%, 5/05/20 (b)	USD	800	832,000

Luxembourg — 1.6%
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	120	160,357
RSHB Capital SA for OJSC Russian Agricultural Bank, 9.00%, 6/11/14	USD	770	866,250
Unicredit Luxembourg Finance SA, 0.63%, 1/13/17 (a)(b)		550	506,199
VTB Capital SA, 6.88%, 5/29/18		1,040	1,098,500

			2,631,306

Netherlands — 2.3%
ABN Amro Bank NV, Series E, 3.75%, 7/15/14	EUR	300	417,776
ELM BV for Swiss Life Insurance & Pension Group, 5.85% (a)(d)		600	599,335
ELM BV for Swiss Reinsurance Co., 5.25% (a)(d)		500	584,635
Fortis Bank Nederland Holding NV, 3.38%, 5/19/14		350	486,433
LeasePlan Corp. NV, 3.25%, 5/22/14		425	587,429
Volkswagen International Finance NV, 1.63%, 8/12/13 (b)	USD	645	644,669
Ziggo Finance BV, 6.13%, 11/15/17 (b)	EUR	250	331,572

			3,651,849

New Zealand — 0.5%
ANZ National International Ltd., 3.25%, 4/02/12 (b)	USD	775	797,360

Norway — 0.8%
Eksportfinans ASA, 3.00%, 11/17/14		890	918,413
Kommunalbanken AS, 5.13%, 5/30/12		400	424,873

			1,343,286

Russia — 1.1%
Morgan Stanley Bank AG for OAO Gazprom, 9.63%, 3/01/13		1,620	1,836,675

Spain — 0.2%
Santander Issuances SA Unipersonal, 1.27%, 3/23/17 (a)	EUR	200	237,580

Sweden — 0.5%
Svenska Handelsbanken AB, 2.88%, 9/14/12 (b)	USD	750	768,193

Switzerland — 0.3%
UBS AG, Series DPNT, 5.88%, 12/20/17		500	549,913

United Kingdom — 5.5%
Aviva Plc, 5.75%, 11/14/21 (a)	EUR	300	391,873
Barclays Bank Plc, 1.23%, 5/30/17 (a)		600	750,550
Enterprise Inns Plc, 6.50%, 12/06/18	GBP	505	677,113
FCE Bank Plc:
7.88%, 2/15/11		450	703,344
7.13%, 1/16/12	EUR	250	342,429
7.13%, 1/15/13		400	558,577
9.38%, 1/17/14		50	74,332

Corporate Bonds		Par (000)	Value

United Kingdom (concluded)
HBOS Plc, 0.50%, 9/30/16 (a)	USD	450	$367,155
HSBC Bank Plc (a):
4.25%, 3/18/16	EUR	250	335,146
1.21%, 3/29/16		530	698,655
Imperial Tobacco Finance Plc, 5.00%, 6/25/12		400	557,615
Lloyds TSB Bank Plc, 6.25%, 4/15/14		150	214,477
Northern Rock Plc, 5.63%, 6/22/17 (b)	USD	1,600	1,632,753
Old Mutual Plc, 4.50%, 1/18/17 (a)	EUR	600	759,660
The Royal Bank of Scotland Plc, 6.38%, 4/29/14	GBP	250	410,575
Vodafone Group Plc, 4.15%, 6/10/14	USD	450	473,031

			8,947,285

United States — 13.8%
Ally Financial Inc., 6.88%, 9/15/11		930	955,575
Altria Group, Inc., 10.20%, 2/06/39		175	252,925
BAE Systems Holdings, Inc., 4.95%, 6/01/14 (b)		350	375,233
Ball Corp.:
6.75%, 9/15/20		615	645,750
5.75%, 5/15/21		340	328,950
Boeing Co., 1.88%, 11/20/12		390	396,936
Bottling Group LLC, 5.13%, 1/15/19		650	709,085
CF Industries, Inc., 6.88%, 5/01/18		185	197,950
CSC Holdings, Inc., 6.75%, 4/15/12		825	856,969
CellCo Partnership, 3.75%, 5/20/11		675	683,275
Comcast Corp., 6.40%, 3/01/40		515	552,010
Cox Communications, Inc., 8.38%, 3/01/39 (b)		410	531,324
Cricket Communications, Inc., 10.00%, 7/15/15		285	305,306
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		400	417,328
DISH DBS Corp., 7.00%, 10/01/13		345	368,288
Dollar General Corp., 10.63%, 7/15/15		290	315,375
Domtar Corp.:
9.50%, 8/01/16		130	153,400
10.75%, 6/01/17		205	258,300
El Paso Natural Gas Co., 8.63%, 1/15/22		700	852,823
General Mills, Inc., 5.65%, 2/15/19		575	640,122
Georgia-Pacific LLC (b):
8.25%, 5/01/16		275	310,406
5.40%, 11/01/20		190	187,849
The Goodyear Tire & Rubber Co., 8.75%, 8/15/20		421	443,103
HCA, Inc., 7.25%, 9/15/20		710	741,950
Jabil Circuit, Inc.:
7.75%, 7/15/16		205	230,113
5.63%, 12/15/20		84	82,530
Kraft Foods, Inc.
5.38%, 2/10/20		725	780,295
6.50%, 11/01/31		100	111,235
Lincoln National Corp., 6.25%, 2/15/20		585	638,107
MetLife, Inc., 6.75%, 6/01/16		549	636,820
Metropolitan Life Global Funding I, 2.88%, 9/17/12 (b)		450	461,220
NewPage Corp., 11.38%, 12/31/14		730	686,200
News America, Inc., 6.40%, 12/15/35		250	268,601
Occidental Petroleum Corp., 7.00%, 11/01/13		375	433,584

See Notes to Financial Statements.

10	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

United States (concluded)
Omnicare, Inc., 6.88%, 12/15/15	USD	160	$162,800
Oracle Corp., 5.38%, 7/15/40 (b)		400	405,045
Peabody Energy Corp., 7.38%, 11/01/16		310	344,100
Pemex Project Funding Master Trust, Series 13, 6.63%, 6/15/35		760	773,295
Prudential Financial, Inc., 3.88%, 1/14/15		300	309,503
Qwest Communications International, Inc., Series B, 7.50%, 2/15/14		360	364,500
Qwest Corp.:
8.88%, 3/15/12		555	600,094
7.50%, 10/01/14		500	560,000
Rainbow National Services LLC, 10.38%, 9/01/14 (b)		280	290,500
Reynolds Group Issuer, Inc., 7.75%, 10/15/16 (b)	EUR	300	418,933
SLM Corp., 5.40%, 10/25/11	USD	90	91,588
Southwestern Energy Co., 7.50%, 2/01/18		710	800,525
Sprint Capital Corp., 7.63%, 1/30/11		521	522,302
Steel Dynamics, Inc., 7.38%, 11/01/12		100	105,500
Time Warner Cable, Inc., 5.88%, 11/15/40		295	291,861
Verizon Communications, Inc., 6.90%, 4/15/38		500	583,176

			22,432,659

Total Corporate Bonds — 36.5%			59,191,671

Foreign Agency Obligations

Argentina Government International Bond, 8.28%, 12/31/33		2,036	1,888,373
Australia Government Bond, Series 25CI, 3.00%, 9/20/25	AUD	649	708,203
Belgium Government Bond, Series 59, 2.75%, 3/28/16	EUR	935	1,212,028
Brazilian Government International Bond:
8.00%, 1/15/18	USD	350	409,500
7.13%, 1/20/37		50	59,625
Bundesrepublik Deutschland:
2.25%, 9/04/20	EUR	2,650	3,347,160
Series 07, 4.25%, 7/04/39		2,515	3,837,347
Colombia Government International Bond, 7.38%, 9/18/37	USD	2,040	2,417,400
Dominican Republic International Bond, 9.04%, 1/23/18		219	248,106
European Union, 2.38%, 9/22/17	EUR	310	399,360
France Government Bond OAT:
4.25%, 10/25/18		1,564	2,265,546
4.50%, 4/25/41		540	797,592
Indonesia Government International Bond, 7.50%, 1/15/16 (b)	USD	350	415,205
Instituto de Credito Oficial:
4.45%, 4/20/11	CAD	480	484,756
4.53%, 3/17/16		400	351,182
Ireland Government Bond:
4.00%, 1/15/14	EUR	590	709,895
5.00%, 10/18/20		2,330	2,254,495

Foreign Agency Obligations		Par (000)	Value

Italy Buoni Poliennali Del Tesoro:
3.50%, 6/01/14	EUR	1,500	$2,009,875
3.00%, 4/15/15		1,565	2,032,306
4.50%, 2/01/20		750	991,568
4.00%, 9/01/20		1,493	1,889,368
5.00%, 8/01/39		934	1,174,386
5.00%, 9/01/40		835	1,048,088
Japan Finance Corp., 2.00%, 6/24/11	USD	100	100,752
Japan Finance Organization for Municipalities, 5.88%, 3/14/11		270	272,810
Japan Government Fifteen Year Bond, Series 39, 0.60%, 3/20/21 (a)	JPY	100,000	1,243,380
Japan Government Twenty Year Bond, Series 99, 2.10%, 12/20/27		202,500	2,627,843
Japanese Government CPI Linked Bond:
Series 12, 1.20%, 6/10/17		328,342	4,065,402
Series 13, 1.30%, 9/10/17		195,422	2,437,664
Series 15, 1.40%, 3/10/18		4,826	60,581
Korea Treasury Bond, Series 1409, 5.00%, 9/10/14	KRW	5,023,000	4,626,046
Kreditanstalt fuer Wiederaufbau, 5.50%, 8/08/13	AUD	500	509,149
Landwirtschaftliche Rentenbank, 4.88%, 2/21/20	CAD	490	511,467
Lithuania Government International Bond, 7.38%, 2/11/20 (b)	USD	428	472,785
MDC-GMTN BV, 5.75%, 5/06/14		340	367,710
Mexican Bonos:
9.50%, 12/18/14	MXN	8,666	785,431
Series M 10, 7.75%, 12/14/17		17,675	1,521,052
New South Wales Treasury Corp., Series CIB1, 2.75%, 11/20/25	AUD	2,370	2,445,656
Nordic Investment Bank, 6.00%, 8/20/14		950	973,259
Peruvian Government International Bond, 7.35%, 7/21/25	USD	207	251,816
Poland Government International Bond, 3.88%, 7/16/15		740	752,116
Qatari Diar Finance QSC, 5.00%, 7/21/20 (b)		1,600	1,592,403
Queensland Treasury Corp., Series 17, 6.00%, 9/14/17	AUD	1,595	1,646,404
Republic of France, 4.75%, 4/25/35	EUR	595	900,932
Republic of Turkey, 6.75%, 4/03/18	USD	400	456,000
Russian Foreign Bond Eurobond, 7.50%, 3/31/30		1,781	2,059,784
Société Financement de l’Economie Française, 3.38%, 5/05/14 (b)		955	1,005,816
South Africa Government International Bond:
6.88%, 5/27/19		220	257,675
5.50%, 3/09/20		1,020	1,085,025
Spain Government Bond:
4.00%, 4/30/20	EUR	1,020	1,226,473
4.85%, 10/31/20		399	508,729
4.65%, 7/30/25		425	503,132
4.20%, 1/31/37		800	821,328
4.70%, 7/30/41		257	281,040
Sweden Government Bond, 4.50%, 8/12/15	SEK	12,650	2,028,318
Turkey Government International Bond, 7.00%, 6/05/20	USD	600	693,000
United Kingdom Gilt:
4.75%, 12/07/38	GBP	2,422	4,126,916
4.25%, 9/07/39		600	944,528

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Agency Obligations		Par (000)	Value

Venezuela Government International Bond:
9.00%, 5/07/23	USD	1,190	$824,075
7.65%, 4/21/25		225	141,750
9.25%, 9/15/27		1,285	957,325

Total Foreign Agency Obligations — 47.5%			77,036,936

Non-Agency Mortgage-Backed Securities

Japan — 0.1%
JLOC, Series 37A, Class A1, 0.42%, 1/15/15 (a)(b)	JPY	21,895	234,619

United States — 2.9%
Arkle Master Issuer Plc, Series 2010-2A, Class 1A1, 1.68%, 5/17/60 (a)(b)	USD	1,095	1,093,467
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A4, 5.44%, 9/15/34		325	330,549
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 5.09%, 1/25/35 (a)		230	234,371
Holmes Master Issuer Plc, Series 2010-1A, Class A2, 1.67%, 10/15/54 (a)(b)		454	453,151
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A2, 5.05%, 12/12/34		500	526,671
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A1, 5.28%, 11/15/38		197	199,024
Merrill Lynch Mortgage Trust, Series 2002MW1, Class A4, 5.62%, 7/12/34		900	936,186
Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class A3, 6.50%, 11/13/36		612	626,736
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 3A2, 6.02%, 8/25/46 (a)		252	213,290

			4,613,445

Total Non-Agency Mortgage-Backed Securities — 3.0%			4,848,064

Other Interests (e)	Beneficial Interest (000)

United States — 0.1%
Adelphia Escrow	575		6
Stanley Martin, Class B Membership Units (f)	—	(g)	135,500

Total Other Interests — 0.1%			135,506

Preferred Securities

Capital Trusts (a)		Par (000)

France — 0.6%
AXA SA, Series 21, 5.78% (d)	EUR	800	908,690

Netherlands — 0.3%
Rabobank Nederland NV, 11.00% (b)(d)	USD	400	517,000

Capital Trusts (a)		Par (000)	Value

Switzerland — 0.3%
UBS Capital Securities Ltd., 8.84% (d)	EUR	400	$553,232

United Kingdom — 0.4%
Barclays Bank Plc, 7.43% (b)(d)	USD	650	635,375

Total Preferred Securities — 1.6%			2,614,297

Taxable Municipal Bonds

United States — 1.7%
Los Angeles Department of Airports, RB, Build America Bonds, Direct Pay, 6.58%, 5/15/39		525	510,431
New York City Municipal Water Finance Authority, RB, Build America Bonds:
5.79%, 6/15/41		385	374,420
5.72%, 6/15/42		210	209,811
5.44%, 6/15/43		15	14,193
New York State Urban Development Corp., RB, Build America Bonds, 5.77%, 3/15/39		415	413,120
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		185	187,655
Build America Bonds, 7.55%, 4/01/39		105	109,264
Build America Bonds, 7.63%, 3/01/40		80	84,313
Various Purpose, Series 3, 5.95%, 4/01/16		850	899,258

Total Taxable Municipal Bonds — 1.7%			2,802,465

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.3%
Freddie Mac Mortgage-Backed Securities, Series 2920, Class HC, 4.50%, 12/15/18		442	460,484

Total U.S. Government Sponsored Agency Securities — 0.3%			460,484

Warrants (h)	Shares

United States — 0.0%
HealthSouth Corp. (Expires 1/16/14)	14,085	—

Venezuela — 0.1%
Venezuela Oil Obligations (Expires 4/15/20)	3,000	78,000

Total Warrants — 0.1%		78,000

Total Long-Term Investments (Cost — $147,959,480) — 95.2%		154,252,246

See Notes to Financial Statements.

12	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.17% (i)(j)	3,548,401	$3,548,401

Total Short-Term Securities (Cost — $3,548,401) — 2.2%		3,548,401

Options Purchased		Notional Amount (000)

Over-the-Counter Call Options — 0.0%
Japanese Dollar Option, Strike Price USD 98.00, Expires 3/01/11, Broker Citibank NA	USD	4,375	44

Total Options Purchased (Cost — $78,750) — 0.0%			44

Total Investments (Cost — $151,586,631*) — 97.4%			157,800,691
Other Assets Less Liabilities — 2.6%			4,222,937

Net Assets — 100.0%			$162,023,628

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$151,786,974

Gross unrealized appreciation	$9,486,154
Gross unrealized depreciation	(3,472,437)

Net unrealized appreciation	$6,013,717

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Security is perpetual in nature and has no stated maturity date.

(e)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(f)	Restricted security as to resale, representing 0.1% of net assets were as follows:

Issue	Acquisition Date	Cost	Value

Stanley Martin, Class B Membership Units	12/09/09	$249,213	$135,500

(g)	Amount is less than $1,000.

(h)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(i)	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at December 31, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	2,912,269	636,132	3,548,401	$2,935

(j)	Represents the current yield as of report date.

•	Financial futures contracts purchased as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

55	5-Year U.S. Treasury Bond	Chicago Mercantile	March 2011	$6,534,817	$(60,315)
9	10-Year Australian Future Bond	Sydney	March 2011	$943,533	7,380
14	10-Year Canadian Future Bond	Montreal	March 2011	$1,716,391	9,285
12	30-Year U.S. Treasury Bond	Chicago Mercantile	March 2011	$1,509,698	(44,198)
36	Euro-Bund Future	Eurex	March 2011	$6,087,108	(58,805)

Total					$(146,653)

•	Financial futures contracts sold as of December 31, 2010 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)

126	2-Year U.S. Treasury Bond	Chicago Mercantile	March 2011	$27,623,323	$41,136
65	3-Year Australian Bond Future	Sydney	March 2011	$6,787,891	12,177
5	10-Year Japan Future Bond	Tokyo	March 2011	$8,630,297	(29,021)
81	10-Year U.S. Treasury Bond	Chicago Mercantile	March 2011	$9,991,455	236,017
27	Euro-BOBL Future	Eurex	March 2011	$4,288,456	2,833
92	Euro-Schatz Future	Eurex	March 2011	$13,418,000	16,880

Total					$280,022

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	13

Schedule of Investments (continued)

•	Foreign currency exchange contracts as of December 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

AUD	1,875,000	USD	1,837,538	Citibank NA	1/19/11	$75,344
CAD	3,300,000	USD	3,220,489	Citibank NA	1/19/11	97,211
DKK	5,891,000	USD	1,098,155	UBS AG	1/19/11	(42,099)
GBP	74,500	USD	117,491	Citibank NA	1/19/11	(1,355)
GBP	3,667,000	USD	5,819,826	Deutsche Bank AG	1/19/11	(103,470)
HUF	257,575,000	USD	1,289,745	UBS AG	1/19/11	(54,028)
JPY	32,365,000	USD	388,857	Citibank NA	1/19/11	9,864
NOK	10,909,000	USD	1,862,618	UBS AG	1/19/11	5,254
SEK	569,000	USD	85,085	Citibank NA	1/19/11	(537)
SGD	725,000	USD	556,712	Deutsche Bank AG	1/19/11	8,229
USD	1,818,048	AUD	1,871,500	Citibank NA	1/19/11	(91,264)
USD	9,666,967	AUD	9,827,000	Deutsche Bank AG	1/19/11	(358,577)
USD	4,849,300	CAD	4,902,500	Citibank NA	1/19/11	(79,497)
USD	18,169,281	GBP	11,437,000	Citibank NA	1/19/11	340,549
USD	114,350	GBP	73,500	Deutsche Bank AG	1/19/11	(226)
USD	2,308,366	JPY	187,934,000	Royal Bank of Scotland	1/19/11	(6,885)
USD	1,954,128	MXN	24,495,000	UBS AG	1/19/11	(27,006)
USD	219,305	SEK	1,477,500	Deutsche Bank AG	1/19/11	(236)
EUR	3,917,100	USD	5,214,218	Citibank NA	1/28/11	19,982
EUR	1,748,000	USD	2,292,579	Deutsche Bank AG	1/28/11	43,175
EUR	330,400	USD	442,045	Royal Bank of Scotland	1/28/11	(550)
USD	2,046,381	EUR	1,551,000	Citibank NA	1/28/11	(26,133)
USD	62,232,932	EUR	45,466,000	Deutsche Bank AG	1/28/11	1,479,279
USD	1,262,781	EUR	954,000	UBS AG	1/28/11	(11,995)
CNY	56,588,000	USD	8,600,000	Citibank NA	5/17/11	(7,124)

Total						$1,267,905

•	Credit default swaps on single-name issues — buy protection outstanding as of December 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)

STMicroelectronics NV	0.26%	Citibank NA	9/20/12	EUR	400	$606
Koninklijke KPN NV	1.00%	Deutsche Bank AG	12/20/15	EUR	1,295	(1,707)
ENI SpA	1.00%	Royal Bank of Scotland Plc	3/20/16	EUR	880	(765)
Sanofi-Aventis SA	1.00%	Goldman Sachs International	3/20/16	EUR	1,100	(1,817)

Total						$(3,683)

See Notes to Financial Statements.

14	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Schedule of Investments (continued)

•	Credit default swaps on traded indexes — buy protection outstanding as of December 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation

Dow Jones CDX North America High Yield Series 14	5.00%	Credit Suisse International	6/20/15	USD	13,610	$(1,141,656)
Dow Jones CDX North America High Yield Series 14	5.00%	Deutsche Bank AG	6/20/15	USD	2,720	(231,204)

Total						$(1,372,860)

•	Credit default swaps on single-name issues — sold protection outstanding as of December 31, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation

Republic of Indonesia	1.63%	Citibank NA	3/20/11	BB	USD	1,500	$5,054
Royal Dutch Shell Plc	1.00%	Royal Bank of Scotland Plc	3/20/16	AA	EUR	880	1,271

Total							$6,325

[1]	Using Standard and Poor’s rating.

[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•	Interest rate swaps outstanding as of December 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

3.15%[3]	6-month EURIBOR	Deutsche Bank AG	5/05/13	EUR	6,400	$236,661
3.77%[4]	3-month LIBOR	Citibank NA	4/15/20	USD	2,200	(88,739)
3.59%[4]	3-month LIBOR	Citibank NA	5/12/20	USD	2,100	(52,181)
4.84%[3]	3-month LIBOR	Deutsche Bank AG	12/13/20	USD	3,975	(320)
6.67%[4]	6-month BUBOR	Deutsche Bank AG	8/29/21	HUF	735,010	110,709

Total						$206,130

[3]	Pays floating interest rate and receives fixed rate.

[4]	Pays fixed interest rate and receives floating rate.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	15

Schedule of Investments (concluded)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$6,942,973	—	$6,942,973
Common Stocks	—	141,850	—	141,850
Corporate Bonds	—	59,191,671	—	59,191,671
Foreign Agency Obligations	—	77,036,936	—	77,036,936
Non-Agency Mortgage-Backed Securities	—	3,754,597	$1,093,467	4,848,064
Other Interests	—	—	135,506	135,506
Preferred Securities	—	2,614,297	—	2,614,297
Taxable Municipal Bonds	—	2,802,465	—	2,802,465
U.S. Government Sponsored Agency Securities	—	460,484	—	460,484
Warrants	—	—	78,000	78,000
Short-Term Securities	$3,548,401	—	—	3,548,401

Total	$3,548,401	$152,945,273	$1,306,973	$157,800,647

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$2,078,931	—	$2,078,931
Interest rate contracts	$306,151	366,927	—	673,078
Credit contracts	—	6,931	—	6,931
Liabilities:
Foreign currency exchange contracts	—	(810,982)	—	(810,982)
Interest rate contracts	(192,339)	(141,240)	—	(333,579)
Credit contracts	—	(1,377,149)	—	(1,377,149)

Total	$113,812	$123,418	—	$237,230

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Non-Agency Mortgage- Backed Securities	Other Interests	Warrants	Total

Assets:
Balance, as of December 31, 2009	$1,632,931	$2,943	$79,500	$1,715,374
Accrued discounts/premiums	—	—	—	—
Net realized gain	8,668	1,810	—	10,478
Net change in unrealized appreciation (depreciation)[2]	(1,599)	(636)	(1,500)	(3,735)
Purchases	1,093,467	—	—	1,093,467
Sales	(1,640,000)	(4,111)	—	(1,644,111)
Transfers in3	—	135,500	—	135,500
Transfers out[3]	—	—	—	—

Balance, as of December 31, 2010	$1,093,467	$135,506	$78,000	$1,306,973

[2]

Included in the related change in the unrealized appreciation/depreciation in the Statement of Operations. The change in the unrealized appreciation/depreciation on the securities still held on December 31, 2010 was $(1,552).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

16	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Statement of Assets and Liabilities

December 31, 2010

Assets

Investments at value — unaffiliated (cost — $148,038,230)	$154,252,290
Investments at value — affiliated (cost — $3,548,401)	3,548,401
Unrealized appreciation on foreign currency exchange contracts	2,078,887
Unrealized appreciation on swaps	354,301
Foreign currency at value (cost — $1,172,642)	1,187,624
Cash pledged as collateral for financial futures contracts	560,000
Cash pledged as collateral for swaps	285,000
Interest receivable	2,162,785
Swaps premiums paid	666,263
Capital shares sold receivable	290,688
Swaps receivable	3,747
Prepaid expenses	13,349
Other assets	6,131

Total assets	165,409,466

Liabilities

Unrealized depreciation on swaps	1,518,389
Unrealized depreciation on foreign currency exchange contracts	810,982
Capital shares redeemed payable	379,880
Income dividends payable	270,696
Investment advisory fees payable	88,855
Swap premiums received	66,726
Swaps payable	62,750
Service and distribution fees payable	58,150
Margin variation payable	35,968
Other affiliates payable	3,040
Officer’s and Directors’ fees payable	354
Other accrued expenses payable	90,048

Total liabilities	3,385,838

Net Assets	$162,023,628

Net Assets Consist of

Paid-in capital	$172,115,612
Distributions in excess of net investment income	(3,248,285)
Accumulated net realized loss	(13,330,254)
Net unrealized appreciation/depreciation	6,486,555

Net Assets	$162,023,628

Net Asset Value

Institutional — Based on net assets of $36,671,997 and 6,076,978 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.03

Investor A — Based on net assets of $76,387,996 and 12,666,043 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.03

Investor B — Based on net assets of $6,919,374 and 1,147,556 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.03

Investor C — Based on net assets of $27,260,268 and 4,521,237 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.03

Investor C1 — Based on net assets of $14,783,993 and 2,454,458 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.02

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	17

Statement of Operations

Year Ended December 31, 2010

Investment Income

Interest	$8,099,835
Dividends	18,000
Foreign taxes withheld	(201)
Dividends — affiliated	2,935

Total income	8,120,569

Expenses

Investment advisory	1,028,823
Service — Investor A	196,750
Service and distribution — Investor B	58,991
Service and distribution — Investor C	297,492
Service and distribution — Investor C1	137,942
Transfer agent — Institutional	64,772
Transfer agent — Investor A	117,965
Transfer agent — Investor B	13,078
Transfer agent — Investor C	46,235
Transfer agent — Investor C1	28,270
Printing	88,878
Professional	74,940
Registration	73,453
Accounting services	68,012
Custodian	48,651
Officer and Directors	22,217
Miscellaneous	70,213

Total expenses	2,436,682
Less fees waived by advisor	(1,261)

Total expenses after fees waived	2,435,421

Net investment income	5,685,148

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(1,136,476)
Financial futures contracts	(548,842)
Swaps	(1,111,484)
Foreign currency transactions	1,067,671

(1,729,131)

Net change in unrealized appreciation/depreciation on:
Investments	3,714,029
Financial futures contracts	(131,923)
Swaps	(1,042,996)
Foreign currency transactions	163,393

2,702,503

Total realized and unrealized gain	973,372

Net Increase in Net Assets Resulting from Operations	$6,658,520

See Notes to Financial Statements.

18	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Statements of Changes in Net Assets

	Year Ended December 31,

Increase (Decrease) in Net Assets:	2010	2009

Operations

Net investment income	$5,685,148	$5,615,826
Net realized loss	(1,729,131)	(7,351,570)
Net change in unrealized appreciation/depreciation	2,702,503	16,837,557

Net increase in net assets resulting from operations	6,658,520	15,101,813

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(1,386,144)	(3,238, 034)
Investor A	(2,696,760)	(5,638,642)
Investor B	(237,359)	(657,397)
Investor C	(829,281)	(1,700,423)
Investor C1	(513,211)	(1,418,708)
Tax return of capital:
Institutional	(195,659)	—
Investor A	(380,658)	—
Investor B	(33,504)	—
Investor C	(117,056)	—
Investor C1	(72,442)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(6,462,074)	(12,653,204)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(13,093,066)	2,676,349

Redemption Fee

Redemption fee	2,459	18,542

Net Assets

Total increase (decrease) in net assets	(12,894,161)	5,143,500
Beginning of year	174,917,789	169,774,289

End of year	$162,023,628	$174,917,789

Distributions in excess of net investment income	$(3,248,285)	$(1,795,230)

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	19

Financial Highlights

	Institutional					Investor A

	Year Ended December 31,					Year Ended December 31,

	2010	2009	2008	2007	2006	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$6.03	$5.92	$6.42	$6.27	$6.08	$6.03	$5.92	$6.41	$6.26	$6.08

Net investment income[1]	0.23	0.22	0.24	0.27	0.28	0.21	0.21	0.22	0.26	0.27
Net realized and unrealized gain (loss)[2]	0.02	0.37	(0.38)	0.20	0.21	0.03	0.36	(0.36)	0.20	0.20

Net increase (decrease) from investment operations	0.25	0.59	(0.14)	0.47	0.49	0.24	0.57	(0.14)	0.46	0.47

Dividends and distributions from:
Net investment income	(0.22)	(0.48)	(0.36)	(0.32)	(0.30)	(0.21)	(0.46)	(0.35)	(0.31)	(0.29)
Tax return of capital	(0.03)	—	—	—	—	(0.03)	—	—	—	—

Total dividends and distributions	(0.25)	(0.48)	(0.36)	(0.32)	(0.30)	(0.24)	(0.46)	(0.35)	(0.31)	(0.29)

Net asset value, end of year	$6.03	$6.03	$5.92	$6.42	$6.27	$6.03	$6.03	$5.92	$6.41	$6.26

Total Investment Return[3]

Based on net asset value	4.24%	10.34%	(2.23)%	7.87%	8.39%	4.00%	10.11%	(2.29)%	7.66%	7.94%

Ratios to Average Net Assets

Total expenses	1.03%	1.09%	1.03%	1.04%	0.99%	1.26%	1.30%	1.26%	1.25%	1.24%

Total expenses after fees waived and paid indirectly	1.03%	1.09%	1.03%	1.04%	0.99%	1.26%	1.30%	1.26%	1.25%	1.24%

Net investment income	3.73%	3.75%	3.72%	4.31%	4.59%	3.47%	3.54%	3.51%	4.10%	4.33%

Supplemental Data

Net assets, end of year (000)	$36,672	$41,525	$42,108	$44,799	$44,373	$76,388	$75,509	$75,294	$68,840	$67,658

Portfolio turnover	130%	201%[4]	201%[5]	134%	114%	130%	201%[4]	201%[5]	134%	114%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

20	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Financial Highlights (continued)

	Investor B					Investor C

										Period October 2, 2006[1] to December 31, 2006

	Year Ended December 31,					Year Ended December 31,

	2010	2009	2008	2007	2006	2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$6.03	$5.92	$6.41	$6.26	$6.08	$6.03	$5.92	$6.41	$6.26	$6.15

Net investment income[2]	0.18	0.18	0.19	0.22	0.23	0.17	0.16	0.18	0.21	0.03
Net realized and unrealized gain (loss)[3]	0.03	0.36	(0.36)	0.21	0.21	0.02	0.37	(0.37)	0.20	0.15

Net increase (decrease) from investment operations	0.21	0.54	(0.17)	0.43	0.44	0.19	0.53	(0.19)	0.41	0.18

Dividends and distributions from:
Net investment income	(0.18)	(0.43)	(0.32)	(0.28)	(0.26)	(0.17)	(0.42)	(0.30)	(0.26)	(0.07)
Tax return of capital	(0.03)	—	—	—	—	(0.02)	—	—	—	—

Total dividends and distributions	(0.21)	(0.43)	(0.32)	(0.28)	(0.26)	(0.19)	(0.42)	(0.30)	(0.26)	(0.07)

Net asset value, end of period	$6.03	$6.03	$5.92	$6.41	$6.26	$6.03	$6.03	$5.92	$6.41	$6.26

Total Investment Return[4]

Based on net asset value	3.47%	9.54%	(2.80)%	7.10%	7.38%	3.22%	9.30%	(3.00)%	6.87%	2.92%[5]

Ratios to Average Net Assets

Total expenses	1.78%	1.83%	1.78%	1.77%	1.78%	2.02%	2.05%	2.00%	1.99%	1.88%[6]

Total expenses after fees waived and paid indirectly	1.78%	1.82%	1.78%	1.77%	1.78%	2.02%	2.05%	2.00%	1.99%	1.88%[6]

Net investment income	2.94%	3.03%	2.97%	3.57%	3.82%	2.71%	2.75%	2.82%	3.44%	3.02%[6]

Supplemental Data

Net assets, end of period (000)	$6,919	$8,595	$10,012	$13,234	$16,764	$27,260	$30,449	$20,340	$10,519	$1,398

Portfolio turnover	130%	201%[7]	201%[8]	134%	114%	130%	201%[7]	201%[8]	134%	114%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	21

Financial Highlights (concluded)

	Investor C1

	Year Ended December 31,

	2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of year	$6.02	$5.91	$6.41	$6.26	$6.07

Net investment income[1]	0.18	0.18	0.19	0.22	0.23
Net realized and unrealized gain (loss)[2]	0.03	0.36	(0.38)	0.21	0.21

Net increase (decrease) from investment operations	0.21	0.54	(0.19)	0.43	0.44

Dividends and distributions from:
Net investment income	(0.18)	(0.43)	(0.31)	(0.28)	(0.25)
Tax return of capital	(0.03)	—	—	—	—

Total dividends and distributions	(0.21)	(0.43)	(0.31)	(0.28)	(0.25)

Net asset value, end of year	$6.02	$6.02	$5.91	$6.41	$6.26

Total Investment Return[3]

Based on net asset value	3.42%	9.50%	(2.99)%	7.10%	7.51%

Ratios to Average Net Assets

Total expenses	1.83%	1.87%	1.80%	1.78%	1.81%

Total expenses after fees waived and paid indirectly	1.83%	1.86%	1.80%	1.78%	1.81%

Net investment income	2.89%	2.98%	2.94%	3.57%	3.77%

Supplemental Data

Net assets, end of year (000)	$14,784	$18,840	$22,020	$30,794	$37,796

Portfolio turnover	131%	201%[4]	201%[5]	134%	114%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 164%.

[5]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 144%.

See Notes to Financial Statements.

22	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Investor C1 Shares are only available through dividend reinvestments by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	23

Notes to Financial Statements (continued)

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive

24	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Notes to Financial Statements (continued)

the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts: The Fund may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The Fund may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps and options written), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	25

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

26	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Notes to Financial Statements (continued)

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, foreign currency exchange rate and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	27

Notes to Financial Statements (continued)

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from the current market value.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

28	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of December 31, 2010

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized appreciation on swaps	$673,078	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps	$333,579

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated**	2,078,931	Unrealized depreciation on foreign currency exchange contracts	810,982

Credit contracts	Unrealized appreciation on swaps	6,931	Unrealized depreciation on swaps	1,377,149

Total		$2,758,940		$2,521,710

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations Year Ended December 31, 2010

	Net Realized Gain (Loss) from

	Financial Futures Contracts	Swaps	Foreign Currency Transactions

Interest rate contracts	$(548,842)	$(156,035)	—
Foreign currency exchange contracts	—	—	$1,266,521
Credit contracts	—	(955,449)	—

Total	$(548,842)	$(1,111,484)	$1,266,521

	Net Change in Unrealized Appreciation/Depreciation on

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions

Interest rate contracts	$(131,923)	$172,904	—	—
Foreign currency exchange contracts	—	—	$(78,706)	$113,434
Credit contracts	—	(1,215,900)	—	—

Total	$(131,923)	$(1,042,996)	$(78,706)	$113,434

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	29

Notes to Financial Statements (continued)

For the year ended December 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:
Average number of contracts purchased	92
Average number of contracts sold	411
Average notional value of contracts purchased	$12,000,635
Average notional value of contracts sold	$68,086,365
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	20
Average number of contracts — US dollars sold	19
Average US dollar amounts purchased	$111,452,687
Average US dollar amounts sold	$53,694,735
Options:
Average number of options contracts purchased	43,750
Average notional value of options contracts purchased	$4,375,000
Credit default swaps:
Average number of contracts — buy protection	5
Average number of contracts — sell protection	2
Average notional value — buy protection	$17,615,912
Average notional value — sell protection	$2,747,998
Interest rate swaps:
Average number of contracts — pays fixed rate	1
Average number of contracts — receives fixed rate	3
Average notional value — pays fixed rate	$9,430,664
Average notional value — receives fixed rate	$11,415,688

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.60% of the Fund’s average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. and BlackRock International Limited, both affiliates of the Manager. The Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2010, the Fund reimbursed the Manager $3,322 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund, as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Investor C1 shareholders.

For the year ended December 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $16,877.

For the year ended December 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares:

Investor B	$7,371
Investor C	$13,068

Furthermore, affiliates received contingent deferred sale charges of $2,488 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder

30	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Notes to Financial Statements (continued)

meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $24,100 in transfer agency fees for the period from January 1, 2010 to June 30, 2010, which are included as a component of transfer agent —class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2010, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1,193
Investor A	$2,896
Investor B	$185
Investor C	$877
Investor C1	$253

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydown and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2010, were $157,078,567 and $174,038,384, respectively.

For the year ended December 31, 2010, purchases and sales of US government securities were $60,832,334 and $62,073,325, respectively.

Transactions in options written for the year ended December 31, 2010 were as follows:

Calls	Notional (000)	Premiums Received

Outstanding options, beginning of year	—	—
Options written	$77,670	$968,023
Options exercised	(77,670)	(968,023)

Outstanding options, end of year	—	—

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended December 31, 2010.

6. Income Tax Information:

Reclassifications: US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2010 attributable to the accounting for swap agreements, amortization methods on fixed income securities, securities in default, foreign currency transactions, and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(17,836,357)
Distributions in excess of net investment income	$(1,475,448)
Accumulated net realized loss	$19,311,805

The tax character of distributions paid during the fiscal years ended December 31, 2010 and December 31, 2009 was as follows:

	12/31/10	12/31/09

Distributions paid from:
Ordinary income	$5,662,755	$12,653,204
Tax return of capital	799,319	—

Total distributions	$6,462,074	$12,653,204

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	31

Notes to Financial Statements (continued)

As of December 31, 2010 the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(13,140,803)
Net unrealized gains*	3,048,819

Total	$(10,091,984)

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, and the classification of investments.

As of December 31, 2010, the Fund had a capital loss carryforward available to offset future realized gains through the indicated expiration dates:

Expires December 31,

2011	$4,375,952
2014	1,610,868
2016	2,060,971
2017	3,961,762
2018	1,131,250

Total	$13,140,803

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

7. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009

	Shares	Amount	Shares	Amount

Institutional

Shares sold	1,567,174	$9,585,516	2,190,189	$13,159,955
Shares issued to shareholders in reinvestment of dividends	166,792	1,018,866	373,146	2,213,716

Total issued	1,733,966	10,604,382	2,563,335	15,373,671
Shares redeemed	(2,543,248)	(15,486,524)	(2,789,894)	(16,537,879)

Net decrease	(809,282)	$(4,882,142)	(226,559)	$(1,164,208)

Investor A

Shares sold and automatic conversion of shares	3,002,671	$18,351,723	3,089,738	$18,474,489
Shares issued to shareholders in reinvestment of dividends	325,235	1,986,233	588,087	3,490,367

Total issued	3,327,906	20,337,956	3,677,825	21,964,856
Shares redeemed	(3,191,244)	(19,450,274)	(3,873,872)	(22,852,286)

Net increase (decrease)	136,662	$887,682	(196,047)	$(887,430)

32	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Notes to Financial Statements (concluded)

	Year Ended December 31, 2010		Year Ended December 31, 2009

	Shares	Amount	Shares	Amount

Investor B

Shares sold	91,030	$556,366	141,928	$838,362
Shares issued to shareholders in reinvestment of dividends	28,187	172,102	73,190	433,768

Total issued	119,217	728,468	215,118	1,272,130
Shares redeemed and automatic conversion of shares	(398,035)	(2,434,321)	(481,044)	(2,837,189)

Net decrease	(278,818)	$(1,705,853)	(265,926)	$(1,565,059)

Investor C

Shares sold	1,420,421	$8,683,855	2,655,304	$15,896,467
Shares issued to shareholders in reinvestment of dividends	118,898	726,044	220,225	1,309,869

Total issued	1,539,319	9,409,899	2,875,529	17,206,336
Shares redeemed	(2,071,771)	(12,661,211)	(1,260,489)	(7,447,894)

Net increase (decrease)	(532,452)	$(3,251,312)	1,615,040	$9,758,442

Class C1

Shares sold	106,452	$648,421	166,887	$993,463
Shares issued to shareholders in reinvestment of dividends	60,619	369,752	154,827	916,714

Total issued	167,071	1,018,173	321,714	1,910,177
Shares redeemed	(842,647)	(5,159,614)	(917,537)	(5,375,573)

Net decrease	(675,576)	$(4,141,441)	(595,823)	$(3,465,396)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock World Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock World Income Fund, Inc. as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 28, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary distributions paid by BlackRock World Income Fund, Inc. during the fiscal year ended December 31, 2010.

	Payable Date	Percentage

Foreign Source Income[1]	January 2010 – April 2010	65.95%
	May 2010	67.59%
	June 2010 – December 2010	68.13%

Interest-Related Dividends for Non-US Residents[2]	January 2010 – April 2010	54.00%
	May 2010	42.93%
	June 2010 – December 2010	39.36%

Federal Obligation Interest[3]		1.39%

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

34	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				34 RICs consisting of 97 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 1995	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 97 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				34 RICs consisting of 97 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				34 RICs consisting of 97 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				34 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2005	Professor, Harvard University since 1992.	34 RICs consisting of 97 Portfolios	None

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	35

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				34 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2000

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				34 RICs consisting of 97 Portfolios	None

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				34 RICs consisting of 97 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Fund’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Effective December 31, 2010, Richard R. West retired as a Director of the Fund. The Board wishes Mr. West well in his retirement.

36	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

				169 RICs consisting of 289 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				34 RICs consisting of 97 Portfolios	BlackRock, Inc. (financial services)

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				169 RICs consisting of 289 Portfolios	None

[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	37

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Fund Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1]	Officers of the Fund serve at the pleasure of the Board of Directors.

Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial
Management, Inc.
New York, NY 10055
BlackRock International Limited
Edinburgh EH3 8JB
United Kingdom

Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective September 15, 2010, John M. Perlowski became President and Chief Executive Officer of the Fund.

Effective November 10, 2010, Ira Shapiro became Secretary of the Fund.

38	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	39

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

40	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010	41

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock Global Dividend Income Portfolio†
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

BlackRock LifePath Portfolios Retirement
2020
2025
2030
2035
2040
2045
2050
2055

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

42	BLACKROCK WORLD INCOME FUND, INC.	DECEMBER 31, 2010

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10788-12/10

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock World Income Fund, Inc.	$36,900	$36,900	$0	$0	$6,100	$6,662	$46	$1,028

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock World Income Fund, Inc.	$16,923	$410,190

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock World Income Fund, Inc.

Date: March 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: March 4, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock World Income Fund, Inc.

Date: March 4, 2011